Filed pursuant to Rule 497(e)

1933 Act File No. 333-168569

1940 Act File No. 811-22447

Equinox Funds Trust
(the “Trust”)

Equinox Abraham Strategy Fund

Equinox Chesapeake Strategy Fund

Equinox Commodity Strategy Fund

Equinox Crabel Two Plus Strategy Fund

Equinox Eclipse Strategy Fund

Equinox John Locke Strategy Fund

Equinox Absolute Return Plus Strategy Fund

Equinox QCM Strategy Fund

Equinox QIM/WNTN Strategy Fund

Equinox Tiverton Strategy Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated January 10, 2013 to the currently effective Prospectuses (“Prospectuses”) and Statements of Additional Information (“SAIs”) for the Funds

The information in this supplement contains new and additional information beyond that in the currently effective Prospectuses and SAIs for the Funds dated on or before the date of this Supplement and should be read in conjunction with any such Prospectus or SAI.

In 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain rule amendments that significantly affected the exemptions from CFTC regulations that were available to each Fund and its subsidiary.  Effective January 1, 2013, each Fund and its subsidiary are subject to CFTC regulations because of these changes.  At the time of the CFTC’s adoption of the rule amendments, Equinox Fund Management, LLC, the investment adviser to each Fund, was (and continues to be) registered as a commodity pool operator and, accordingly, is subject to CFTC regulations.  The on-going compliance implications of these amendments are not yet fully effective and their scope of application is still uncertain.  CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to each Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized.  The effects of these regulatory changes could increase Fund expenses, reduce investment returns or limit the Fund’s ability to implement its investment strategy.

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Investors should retain this Supplement for future reference.